                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                 April 8, 1998

                      ROBERTS PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
            (exact name of registrant as specified in its charter)

    NEW JERSEY                      1-1-432                      22-2429994
-----------------              ----------------              -----------------
(State or other                 (Commission                   (IRS Employer
 jurisdiction of                File Number)                  Identification
 incorporation)                                               Number)

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
--------------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code:  732-389-1182

                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724

--------------------------------------------------------------------------------
         (Former name or former address, if changed from last report)

        Item 5.   Other Events
                  ------------

                  Roberts Pharmaceutical Corporation announced today that it has acquired a US distribution facility located in Buffalo Grove, Illinois just north of Chicago, from Novartis Pharmaceutical Company. There is an experienced management and operational staff in place and the Company has begun implementing its own distribution systems. It is expected that the facility will be fully operational during 1998.

        In the past, Roberts outsourced all its manufacturing and distribution functions. The Company commented that the acquisition of a distribution center complements its purchase of a manufacturing facility in July 1997, and given the Company's existing drug development and sales abilities, Roberts is now well on track toward becoming a fully integrated pharmaceutical company.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                  (Registrant)


Date: April 9, 1998                     By: /s/ Anthony A. Rascio
                                            ------------------------------
                                            Anthony A. Rascio
                                            Vice President